CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Revenues
Total revenues	$ 11,770	$ 16,475
Cost of revenues
Total cost of revenues	6,189	10,127
Gross profit	5,581	6,348
Operating expenses:
Research and development	2,386	3,971
Sales and marketing	1,721	3,526
General and administrative	4,074	5,389
Other expense, net	1,149	1,635
Total operating expenses	9,330	14,521
Operating loss	(3,749)	(8,173)
Financial expenses, net	(4,113)	(3,289)
Loss before income taxes	(7,862)	(11,462)
Income tax expense	(5)	(43)
Net loss	$ (7,867)	$ (11,505)
Net loss per share:
Basic and Diluted	$ (0.45)	$ (0.71)
Shares used in calculation of net income per share:
Basic and Diluted	17,386,369	16,149,597
Product [Member]
Revenues
Total revenues	$ 4,528	$ 4,455
Cost of revenues
Total cost of revenues	2,178	2,425
Service [Member]
Revenues
Total revenues	7,242	12,020
Cost of revenues
Total cost of revenues	$ 4,011	$ 7,702